Exhibit 10.6

                                     Form of

                           MASTER MANAGEMENT AGREEMENT

                                 by and between

                              CERTAIN AFFILIATES OF

                         SENIOR HOUSING PROPERTIES TRUST

                                       AND

                                FIVE STAR QUALITY

                                   CARE, INC.



                              AS OF October 1, 2000

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                                Table of Contents

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ARTICLE 1         DEFINITIONS.....................................................................................1
         1.1      Agreement.......................................................................................1
         1.2      Approved Budgets................................................................................1
         1.3      Business Day....................................................................................1
         1.4      Company.........................................................................................1
         1.5      EntitY..........................................................................................2
         1.6      Facilities......................................................................................2
         1.7      Facilities Accounts.............................................................................2
         1.8      Facilities Expenses.............................................................................2
         1.9      Facility Leases.................................................................................2
         1.10     Facilities Records..............................................................................2
         1.11     Fiscal Year.....................................................................................2
         1.12     Management Fee..................................................................................2
         1.13     Net Patient Revenues............................................................................3
         1.14     Person..........................................................................................3
         1.15     Prior Arrangements..............................................................................3
ARTICLE 2         APPOINTMENT; DUTIES.............................................................................3
         2.1      Appointment of the Manager......................................................................3
         2.2      Acceptance; General Description of Duties.......................................................4
         2.3      Certain Specific Duties.........................................................................5
ARTICLE 3         INSURANCE.......................................................................................8
         3.1      Maintenance of Companies' Insurance.............................................................8
         3.2      Manager's Insurance.............................................................................8
         3.3      Indemnification of Manager......................................................................8
ARTICLE 4         REPORTING AND RECORDKEEPING.....................................................................9
         4.1      Maintenance of Records, Etc.....................................................................9
         4.2      Companies' Property; Continuing Access..........................................................9
         4.3      Companies' Audit Rights.........................................................................9
         4.4      Required Reports, Etc..........................................................................10
         4.5      Supporting Documentation.......................................................................10
ARTICLE 5         BANK ACCOUNTS..................................................................................11
         5.1      Facilities Accounts............................................................................11
         5.2      Access to Accounts, Etc........................................................................11
ARTICLE 6         PAYMENT OF EXPENSES............................................................................11
         6.1      Costs Eligible for Payment from Facilities Account, Etc........................................11
         6.2      Excluded Manager Costs.........................................................................11
         6.3      Insufficient Funds.............................................................................12
ARTICLE 7         COMPENSATION; TERM; TERMINATION................................................................12

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         7.1      Management Fee.................................................................................12
         7.2      Term...........................................................................................13
         7.3      Fees on Termination or Expiration..............................................................13
         7.4      Orderly Transition.............................................................................13
ARTICLE 8         MISCELLANEOUS..................................................................................13
         8.1      Limitation on Assignment.......................................................................13
         8.2      Other Business, Etc............................................................................13
         8.3      Notices........................................................................................13
         8.4      Successors and Assigns, Etc....................................................................15
         8.5      Severability...................................................................................15
         8.6      Entire Contract................................................................................15
         8.7      Headings; Counterparts.........................................................................15
         8.8      Relationship of Parties........................................................................15
         8.9      Governing Law..................................................................................15
         8.10     Modification of Agreement......................................................................16
         8.11     Effective Date.................................................................................16
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                                       ii

                           MASTER MANAGEMENT AGREEMENT

         THIS MASTER MANAGEMENT AGREEMENT is made as of October 1, 2000, by and among FIVE STAR QUALITY CARE, INC., a Delaware corporation (the "Manager"), and each of the parties identified on the signature page of this Agreement (each, a "Company" and collectively, the "Companies").

                              W I T N E S S E T H :

         WHEREAS, the Companies are the owners or tenants of those facilities described on Exhibit A (each, a "Facility" and collectively, the "Facilities"); and

         WHEREAS, the Companies desire to retain the Manager, and the Manager is willing to serve, as manager and operator of the Facilities, subject to and upon the terms and conditions hereinafter set forth;

         NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, the Companies and the Manager hereby agree as follows:

                                   ARTICLE 1

                                   DEFINITIONS

         Capitalized terms used in this Agreement shall have the meanings set forth below or in the section of this Agreement referred to below.

         1.1 "Agreement" shall mean this Master Management Agreement, together with Exhibit A attached hereto, as they may be amended from time to time as herein provided.

         1.2  "Approved  Budgets"  shall  have the  meaning  given  such term in
Section 4.4.

         1.3 "Business Day" shall mean any day other than Saturday, Sunday, or any other day on which banking institutions in The Commonwealth of Massachusetts are authorized by law or executive action to close.

         1.4 "Company" shall have the meaning given such term in the preambles to this Agreement.

         1.5 "Entity" shall mean any corporation, general or limited partnership, limited liability company, stock company or association, joint venture, association, company, trust, bank, trust company, land trust, business trust, any government or agency or political subdivision thereof or any other entity.

         1.6 "Facilities" shall have the meaning given such term in the recitals to this Agreement.

         1.7  "Facilities  Accounts"  shall have the meaning  given such term in
Section 5.1.

         1.8 "Facilities Expenses" shall mean all costs, expenses and cash disbursements of any type relating to or arising out of the ownership or operation of the Facilities, including, without limitation, taxes, capital improvements, rental and other payments under any Facility Lease, debt service (interest and principal) on any indebtedness, expenses of operating, maintaining and repairing the Facilities and funding necessary reserves.

         1.9 "Facility Leases" shall mean, collectively, any ground or space leases or any other occupancy agreements from time to time in effect with respect to any of the Facilities other than residency agreements with patients and/or residents of the Facilities.

         1.10 "Facilities Records" shall mean all records, books and accounts, vouchers, statements, receipts, invoices, plans, specifications, permits, approvals, contracts and other documents relating to the ownership, management or operation of the Facilities or otherwise relating to performance by the Manager of its services with respect to the Facilities hereunder.

         1.11 "Fiscal Year" shall mean each twelve (12) month period during the term of this Agreement commencing January 1.

         1.12 "Management Fee" shall mean (i) with respect to any Facility subject to the Prior Arrangements, (x) for the first ninety (90) days that the Manager shall act as manager of such Facility, whether pursuant to this Agreement or the Prior Arrangements, an amount equal to all costs and expenses incurred by, or allocable to, the Manager's performance of its services hereunder or thereunder during such period, and (y) thereafter, a per annum fee equal to five percent (5%) of Net Patient Revenues of such Facility; and (ii) with respect to any Facility which is not subject to the Prior Arrangements, a per annum fee


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

equal to five percent (5%) of Net Patient Revenues of such Facility.

         1.13 "Net Patient Revenues" shall mean, with respect to any Facility, for any period, the aggregate amount of all revenues (determined in accordance with generally accepted accounting principles, consistently applied), received by, or by reason of the operation of, such Facility during such period, including, without limitation, all rents and/or residency fees received, patient or client revenues received for the use of or otherwise by reason of all rooms, beds and other facilities provided, meals served, services performed or provided, space or facilities leased or subleased or goods sold at such Facility, but excluding revenues from professional fees or charges by physicians and unaffiliated providers of ancillary services to the extent such charges are paid over to, or separately billed by, such physicians and unaffiliated providers.

         1.14 "Person" shall mean any individual or Entity, and the heirs, executors, administrators, legal representatives, successors and assigns of such Person where the context so admits.

         1.15 "Prior Arrangements" shall mean, collectively, (i) an Interim Management Agreement, dated as of July 1, 2000, among the Manager, certain of the Companies, and others, as amended from time to time, and (ii) a Management and Servicing Agreement, dated as of July 10, 2000, among the Manager, certain of the Companies, and others, as amended from time to time.

                                    ARTICLE 2

                               APPOINTMENT; DUTIES

         2.1 Appointment of the Manager. The Companies hereby engage the Manager to manage, supervise and operate the Facilities with the objective of providing high quality skilled nursing, intermediate, resident care, senior housing and/or assisted living services to patients and/or residents of the Facilities, as the case may be, and to carry out general management functions with respect to the Facilities.

         Each Facility shall be operated subject to the direction and control of the Company licensed to operate such Facility and, in connection therewith, such Company (i) shall retain ultimate authority over the business, policies, operations and assets of its Facility and (ii) shall remain the responsible licensee of its Facility and, as such, be fully liable and legally accountable at all times to all patients, governmental agencies and third parties for all patient care and funds, and all other aspects of the operation and maintenance of its Facility.

         2.2 Acceptance; General Description of Duties. The Manager accepts such engagement and agrees to provide all services necessary to provide and maintain such high quality care and management, including, without limitation, the following:

                  (a)  Supervising   the   performance  of  all   administrative
         functions as may be necessary in the management and operation of the Facilities;

                  (b) Selecting, hiring, training,  supervising,  monitoring the performance of and terminating all personnel involved in the administration and day-to-day operations of the Facilities, including, without limitation, professional personnel, custodial, cleaning, maintenance, and other operational personnel, and secretarial and bookkeeping personnel;

                  (c) Providing accounting, billing, purchasing and bill payment functions for the Facilities;

                  (d)  Establishing  systems of  accounts  and  supervising  the
         maintenance  of  ledgers  and  other  primary   accounting  records  by
         personnel of the Facilities;

                  (e) Supervising the financial affairs of the Facilities;

                  (f)  Establishing  and  supervising  the   implementation   of
         operating budgets and establishing and administering financial controls over the operations and management of the Facilities;

                  (g) Developing and establishing financial standards and norms by which the income, costs, and operations of the Facilities may be evaluated;

                  (h) Serving as adviser and consultant in connection with policy decisions to be made by the Companies;

                  (i) Furnishing such reports to the Companies as the Companies may request, and providing the Companies with economic and statistical data in connection with or relative to the operation and management of the Facilities;

                  (j)   Representing   the   Facilities  in  all  dealings  with
         regulatory authorities, creditors, patients, personnel, agents for collection and insurers;

                  (k) Acting as agent for the Companies in disbursing or collecting the funds of the Facilities, in paying the debts and fulfilling the obligations of the Facilities;

                  (l) Marketing the services of the Facilities; and

                  (m) Generally seeing to the operations and management of the Facilities, the marketing of the services provided at the Facilities, planning for future operations and establishing and implementing policies for the Facilities.

         2.3 Certain Specific Duties. In addition to the general duties set forth in Section 2.2 and the other obligations of the Manager set forth in this Agreement, the Manager shall have the following specific responsibilities, all of which shall be performed in a manner consistent with the Approved Budgets:

                  2.3.1 Employees. The Manager shall recruit, evaluate and select qualified nursing home administrators who shall be responsible for the functional operation of the Facilities and supervision of personnel at the Facilities, on a day-to-day basis, as well as all on-site professional, custodial, food service, cleaning, maintenance, clerical, secretarial, bookkeeping, management, collection and other administrative personnel for the day-to-day operations of the Facilities. All such personnel shall be employees of the Manager and the salary and wages, payroll taxes, insurance, workmen's compensation and other benefits of such administrators and other personnel shall be the responsibility of, and paid by, the Manager, subject to reimbursement as Facilities Expenses.

                           The Manager shall establish such personnel policies, wage structures and staff schedules as it deems necessary and advisable. The Manager shall maintain payroll records and shall prepare payrolls and returns of withholding taxes.

                           For purposes of those Facilities located in the State of California, this Agreement is intended to serve as an outside resources contract pursuant to California


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

         Administrative Code Title 22, Section 72511 and a copy of this Agreement shall remain at each such Facility and shall remain readily available for inspection and review by the Department of Health Services in accordance with Section 72511 as aforesaid.

                  2.3.2  Purchasing.  The Manager  shall  purchase all supplies, foodstuffs, materials, appliances, tools and equipment necessary in the operation of the Facilities. The Manager shall use commercially reasonable efforts to limit purchasing costs and to maintain such costs at a level reasonably calculated to allow the Facilities to operate profitably. The Manager may make such purchases in bulk under a centralized purchasing system established by it for multiple facilities under its management in order to minimize costs to the Companies and all such costs may be allocated among the managed facilities. The
         Manager shall arrange for all contracts for electricity, gas, telephone, and any other utility or service necessary for the operation of the Facilities. The Manager shall, on behalf of the Companies, contract for and supervise the making of any necessary repairs, alterations and improvements to the Facilities; provided, however, that in the case of any major repair, alteration or improvement (other than in the event of emergency), the Manager shall obtain the approval of the Companies, unless the same is authorized by the Approved Budgets.

                  2.3.3 Collections, Accounts, Disbursements and Investments. The Manager shall prepare and submit bills and collect, for the account of the Companies, any and all moneys owing to the Companies, whether from patients, residents or third party payors.

                  2.3.4 Marketing. The Manager shall market the services of the Facilities in order to maintain the patient/resident census at the Facilities in such numbers and of such categories as, in the Manager's judgment, will tend to maintain the financial stability of the Facilities.

                  2.3.5 Technical and Professional Services. The Manager shall secure such engineering, legal and other specialized technical and professional services as may be necessary to advise or to represent the Companies in connection with any matter involving or arising out of the operation of the Facilities; provided, however, that the providers of any such services shall be subject to the approval of the Companies.

                  2.3.6 Patient Care and Quality Assurance. The Manager shall establish and develop written policies and procedures to assure protection of patient rights, make recommendations concerning, and assist in the establishment and maintenance of, standards for quality control relating to the services and treatment of residents and patients. The Manager may conduct practice inspections and surveys to assure the continuance of high standards.

                  2.3.7 Dietary. The Manager shall recommend, develop, inaugurate and carry out practices and procedures with respect to purchasing and dietary control consistent with appropriate standards of health care, modern business and management techniques.

                  2.3.8 Plant Maintenance. The Manager shall monitor and review practices and procedures of the maintenance, engineering, security, housekeeping and related services and shall implement, maintain and supervise inspections (interior and exterior) and preventative maintenance programs with respect to the Facilities.

                  2.3.9 Accounting. The Manager shall review and make recommendations concerning claims filings, patient billings, admissions policies concerning credit, deposits and uncompensated care agreements and provide for payment of accounts payable, employee payrolls, taxes, insurance premiums and other obligations of the Facilities. The Manager shall establish an accounting system to record all business activity in order to provide financial reporting as required by Article 4. The Manager will prepare or arrange for timely reporting to governmental agencies and to the Companies as may be required by law, for reimbursement purposes or as the Companies may from time to time reasonably require.

                  2.3.10 Compliance with Law. The Manager shall keep in full force and effect all licenses, permits, approvals, authorizations, provider agreements and certificates or determinations of need necessary for the Companies and the Manager to occupy and operate the Facilities. The Manager shall not take or omit to take any action which jeopardizes any such licenses, permits, approvals, authorizations, provider agreements or certificates or determinations of need.

         2.4 Standard of Care. The Manager shall use commercially reasonable efforts and act in good faith and in a professional manner in rendering the services called for hereunder in accordance with prevailing standards of the health care /congregate care/assisted living industry, as the case may be, and shall render the services called for hereunder in good faith and with a duty of care.

         2.5 Authority of the Manager. Subject to the terms and conditions set forth in this Agreement, the parameters established by the Approved Budgets and the policies from time to time established by the Companies, the Manager shall have the authority, control and discretion with regard to the operation, administration and management of the business, policies, and assets of the Facilities (including, without limitation, the exercise of its rights and performance of its duties provided for in Sections 2.1, 2.2 and 2.3) and the right to determine all operating policies affecting the appearance, maintenance, personnel, standards of operation, quality of services, and any other matter affecting the Facilities or the operation of the Facilities.

                                   ARTICLE 3

                                    INSURANCE

         3.1 Maintenance of Companies' Insurance. The Manager shall obtain, on behalf of the Companies and as an expense of the Facilities, all necessary liability and property insurance covering the Facilities, any equipment used in connection with the Facilities, and the Companies, including, without limitation, all insurance required to be maintained by the Companies under any Facility Leases in accordance with the terms and provisions thereof.

         3.2 Manager's Insurance. The Manager shall maintain such insurance as is customarily obtained by prudent managers of facilities similar to the Facilities, including, without limitation, workmen's compensation insurance covering the employees at the Facilities.

         3.3 Indemnification of Manager. The Companies shall indemnify, defend and hold harmless the Manager for, from and against any cost, loss, damage or expense (including, but not limited to, reasonable attorneys' fees and all court costs and other expenses of litigation, whether or not taxable under local law) unless arising from the gross negligence or willful misconduct in carrying out the Manager's duties under this Agreement, whether on the part of the Manager or its officers, employees, agents or representatives, except that such indemnification shall apply to instances of gross negligence and/or willful misconduct to the extent such matters are insurable.

                                   ARTICLE 4

                           REPORTING AND RECORDKEEPING

         4.1 Maintenance of Records, Etc. As a part of the Facilities Records, the Manager shall develop and maintain on a current basis a system of accounts, data processing and payroll processing systems and a document filing system, as well as procedures for recording accounts payable and receivable, with respect to the Facilities and performance of the Manager's obligations under this Agreement, which systems and procedures shall at all times be reasonably satisfactory to the Companies. All Facilities Records shall be maintained at the Facilities, at the Manager's principal place of business or regional offices, or at such other location as may be mutually agreed upon by the Manager and the Companies.

         4.2 Companies' Property; Continuing Access. All Facilities Records received and/or maintained by the Manager pursuant to this Agreement are and shall remain the property of the Companies and, upon termination or expiration of this Agreement for any reason whatsoever, shall be promptly turned over to the Companies. For the time and to the extent required by applicable law, the Manager shall retain and permit the Comptroller General of the United States, the United States Department of Health and Human Services, and their respective duly authorized representatives access to examine or copy this Agreement and to such books, documents and records as are reasonably necessary to verify the nature and extent of the costs of the services supplied under this Agreement. In the event the Manager provides any of its services under this Agreement pursuant to a subcontract and if (x) the services provided pursuant to the subcontract have a value or cost of Ten Thousand Dollars ($10,000) or more over a twelve
(12) month period and (y) the subcontract is with a related organization, the Manager shall cause such subcontract to contain a clause requiring the subcontractor to retain and allow access to its records on the same terms and conditions as required by the Manager pursuant to this Section 4.2. This provision shall be null and void should it be determined that Section 1861(V)(1)(I) of the Social Security Act is not applicable to this Agreement.

         4.3 Companies' Audit Rights. The Manager shall cooperate with, and make all Facilities Records available to, any auditor, independent accountant, agent or other person designated from time to time by the Companies and the Companies shall at all times have the right to conduct, or cause to be conducted, audits and examinations of the Facilities Records. The cost of all such audits and examinations shall be Facilities Expenses.

         4.4 Required Reports, Etc.

                  (a) Annual Budget. The Manager shall prepare and submit to the Companies for the Companies' approval, prior to the start of each Fiscal Year for the ensuing Fiscal Year, with respect to each Facility, an operating budget, on an accrual basis, with respect to such Facility during the ensuing calendar year. The Companies shall have the opportunity to review such operating budgets and the Manager shall make such changes and adjustments thereto as the Companies may require (such operating budgets, upon approval thereof by the Companies, collectively, the "Approved Budgets").

                  The Manager agrees to use commercially reasonable efforts to manage and operate each Facility in accordance with the applicable Approved Budget with respect to such Facility.

                  The Manager shall further prepare and propose for the Companies' approval from time to time such additional revisions to the Approved Budgets as may reasonably be required to reflect changes in costs or expenditures in management and operation of the Facilities.

                  (b) Other Reports. The Manager shall prepare and furnish to the Companies, with respect to each Facility, such information with respect thereto as the Companies may from time to time reasonably require.

         4.5 Supporting Documentation. As additional support to required reporting information under this Agreement, the Manager shall, at the Company's request, provide copies of (a) all bank statements and reconciliations, (b) detailed cash receipts and disbursement records, (c) general ledger listings,
(d) copies of invoices for expenditures, (e) summaries of adjusting journal entries, (f) copies of all paid bills, (g) all information required to prepare state and federal tax returns on a timely basis, and (h) such other supporting documentation as the Companies may reasonably require.

                                   ARTICLE 5

                                  BANK ACCOUNTS

         5.1 Facilities Accounts. Except as otherwise directed by the Companies, the Manager shall deposit all revenues received by the Manager with respect to the Facilities, and pay all Facilities Expenses from, one or more bank accounts established for the Facilities (collectively, the "Facilities Accounts"). The system of accounts for the Facilities and the applicable depository institution(s) shall be approved by the Companies and the Companies shall be given written notice of the account number and location of each such account. In no event shall any Facilities Account be commingled with any account of the Manager. The Facilities Accounts may be commingled one with the other in order to facilitate efficient pooled cash management, provided the depository institution or the Manager maintains records showing the separate value of each Company's ownership of these accounts. The Companies may direct the Manager to change any depository institution or depository arrangement at any time.

         5.2 Access to Accounts, Etc. Authorized representatives of the Companies shall at all times have access to the Facilities Accounts and the contents thereof. The Companies shall notify the Manager of any withdrawals made by the Companies from such bank accounts. The Manager's authority to draw against the Facilities Accounts may be terminated by the Companies without notice to the Manager upon any termination of this Agreement or, if earlier, upon the occurrence of any default with respect to the Manager.

                                   ARTICLE 6

                               PAYMENT OF EXPENSES

         6.1 Costs Eligible for Payment from Facilities Account, Etc. The Manager shall pay, directly from the Facilities Account, all Facilities Expenses.

         6.2 Excluded Manager Costs. The following expenses and costs incurred by or on behalf of the Manager shall be at the sole cost and expense of the Manager and shall not be paid from the Facilities Accounts except as otherwise provided with respect to the Prior Arrangements:

                  (a) the training and hiring expenses and any costs of salary and wages, payroll taxes, insurance, workmen's compensation and other benefits of the Manager's home office and regional staff except for the portion of such costs as are properly allocable to the Facilities;

                  (b) the cost of the  Manager's  overhead,  including,  without limitation, office rent, telephone, telecopy, courier, expedited delivery and postage charges, office supplies and equipment, and miscellaneous expenses; provided, however, that telephone, courier and expedited delivery expenses and costs incurred with respect to matters specific to the Facilities (such as the cost, of required Medicaid/Medicare reports and the Companies' and the Facilities' tax returns), properly attributable to the operation of the Facilities, as distinguished from the Manager's overall operations, may, to the extent separately itemized, be paid from the Facilities Accounts; and

                  (c) political or charitable contributions, unless approved by the Companies.

         The Manager shall indemnify and hold the Companies harmless from any and all liability with respect to any of the above costs and expenses.

         6.3 Insufficient Funds. If, at any time, the Manager determines that there are not, or are projected not to be within the next thirty (30) days, sufficient funds within the Facilities Account to pay all Facilities Expenses which may be incurred, the Manager shall promptly inform the Companies.

         The Manager shall have no obligation to expend its own funds in payment of expenses and liabilities with respect to the Facilities (other than those costs and expenses specified in Section 6.2 hereof to be the Manager's costs and expenses), and the Manager shall not be in default under this Agreement by reason of any failure to pay any such expenses and liabilities or take any action due to a lack of funds in the Facilities Account.

                                   ARTICLE 7

                         COMPENSATION; TERM; TERMINATION

         7.1 Management Fee. As compensation for the services to be rendered by the Manager during the term of this Agreement, the Manager shall receive the Management Fee. The Management Fee shall be payable monthly, in arrears, on the last day of each calendar month.

         7.2 Term. This Agreement shall commence on the date hereof and, unless sooner terminated as herein provided, shall expire December 31, 2001. Thereafter, this Agreement shall be automatically renewed for successive one-year periods. Notwithstanding the foregoing, either party may terminate this Agreement, with respect to one or more of the Facilities, by the giving of thirty (30) days prior written notice thereof to the non-terminating party. Any notice of termination shall designate the Facilities as to which such termination shall apply and the effective date of termination.

         7.3 Fees on Termination or Expiration. In the event of termination or expiration of this Agreement, the Manager shall be entitled to receive any Management Fee accrued and unpaid through the date of termination plus the unamortized costs of all capital expenditures made by the Manager in order to provide services under this Agreement.

         7.4 Orderly Transition. The Manager shall cooperate with the Companies to assist in an orderly transition of the management and operation of the Facilities to a successor or to any representative of the Companies.

                                   ARTICLE 8

                                  MISCELLANEOUS

         8.1 Limitation on Assignment. Neither the Manager nor any of the Companies shall suffer or permit any, direct or indirect, transfer of or encumbrance upon its interest in this Agreement.

         8.2 Other Business, Etc. The Manager may manage facilities for third parties (other than the Companies), which may include, without limitation, management of facilities which may be competitive with the Facilities.

                  The Companies and their affiliates may use any other managers to manage the Facilities or other facilities owned or leased by the Companies or their affiliates, as the Companies may, from time to time, in their sole discretion, determine.

         8.3 Notices.

                  (a) Any and all written notices, demands, consents, approvals, offers, elections and other communications required or permitted under this Agreement shall be deemed adequately given if in writing and the same shall be delivered either in hand, by telecopier with confirmed receipt, or by mail or Federal Express or similar expedited commercial carrier, addressed to the recipient of such notice, postpaid and registered or certified with return receipt requested (if by mail), or with all freight charges prepaid (if by Federal Express or similar carrier).

                  (b) All written notices required or permitted to be sent hereunder shall be deemed to have been given for all purposes of this Agreement upon the date of confirmed receipt, in the case of a notice by telecopier, and, in all other cases, upon the date of receipt or refusal, except that whenever under this Agreement a notice is either received on a day which is not a Business Day or is required to be delivered on or before a specific day which is not a Business Day, the day of receipt or required delivery shall automatically be extended to the next Business Day.

                  (c) All such notices shall be addressed:

         if to any Company, to:

                  400 Centre Street
                  Newton, MA  02458
                  Attn:  Mr. David J. Hegarty
                  [Telecopier No. (617) 796-8349]

         if to the Manager, to:

                  400 Centre Street
                  Newton, MA  02458
                  Attn:  Mr. Evrett Benton
                  [Telecopier No. (617)796-8385]

                  (d) By notice given as herein provided, the parties hereto and their respective successors and assigns shall have the right from time to time and at any time during the term of this Agreement to change their respective addresses effective upon receipt by the other parties of such notice and each shall have the right to specify as its address any other address within the United States of America.

                  (e) If under this Agreement the failure of the recipient to respond to any notice within a specified period of time is intended to constitute deemed consent, approval, disapproval or other action by such recipient, it shall be a condition of the effectiveness of such notice that the same include a conspicuous statement of the applicable response period and the effect of a failure to respond within such period.

         8.4 Successors and Assigns, Etc. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party and all covenants and agreements which are contained in this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto.

         8.5 Severability. In case any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby, but this Agreement shall be reformed and construed and enforced to the maximum extent permitted by applicable law.

         8.6 Entire Contract. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and shall supersede and take the place of any other instruments purporting to be an agreement of the parties hereto relating to the subject matter hereof.

         8.7 Headings; Counterparts. Headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument, and in pleading or proving any provision of this Agreement, it shall not be necessary to produce more than one of such counterparts.

         8.8 Relationship of Parties. The Manager is an independent contractor and is not to be considered a partner, joint venturer or other type of principal with respect to ownership of any portion of or interest in the Facilities or any right, title or interest of the Companies therein.

         8.9 Governing Law. This Agreement shall be interpreted, construed, applied and enforced in accordance with the laws of The Commonwealth of Massachusetts applicable to contracts between residents of Massachusetts which are to be performed entirely within Massachusetts, regardless of (i) where this Agreement is executed or delivered; or (ii) where any payment or other performance required by this Agreement is made or required to be made; or (iii) where any breach of any provision of this

Agreement occurs, or any cause of action otherwise accrues; or (iv) where any action or other proceeding is instituted or pending; or (v) the nationality, citizenship, domicile, principal place of business, or jurisdiction of organization or domestication of any party; or (vi) whether the laws of the forum jurisdiction otherwise would apply the laws of a jurisdiction other than The Commonwealth of Massachusetts; or (vii) any combination of the foregoing. Notwithstanding the foregoing, the laws of the jurisdiction where a Facility is located shall apply, to the extent required by the laws of such jurisdiction, to matters relating to interests in real property or title thereto.

         To the maximum extent permitted by applicable law, any action to enforce, arising out of, or relating in any way to, any of the provisions of this Agreement may be brought and prosecuted in such a court or courts located in The Commonwealth of Massachusetts as is provided by law; and the parties consent to the jurisdiction of said court or courts located in The Commonwealth of Massachusetts and to service of process by registered mail, return receipt requested, or by any other manner provided by law.

         8.10 Modification of Agreement. This Agreement may not be modified, altered or amended in any manner except by an amendment in writing duly executed by the parties hereto. Additional facilities may be added to the scope of this Agreement by substituting for Exhibit A to this Agreement a revised Exhibit A including such facilities, provided that such replacement Exhibit A shall be initialed by the Companies and the Manager.

         8.11 Effective Date. The effective date of this Agreement with respect to any Facility shall be the date on which such Facility shall be included in Exhibit A. Additional Persons constituting Companies may be added to this Agreement provided that such new Person signs the signature page to this Agreement and such signature is acknowledged by the Manager.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement under seal as of the date above first written.

                                    COMPANIES:

                                    [Names of Companies]




                                    MANAGER:


                                    FIVE STAR QUALITY CARE, INC.


                                    By:      _____________________________
                                             Its (Vice) President

                                   Exhibit A

Facilities                                                  Effective Dates
----------                                                  ---------------